AGREEMENT AS TO JOINT FILING OF SCHEDULE 13D

Dated October 14, 2009

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

This Agreement may be executed in counterparts and each of such counterparts taken together shall constitute one and the same instrument.

[Remainder of this page intentionally left blank – signatures follow]

ADVENT CR INC.

By:	/s/ Andrew W. Crawford
Name:	Andrew W. Crawford
Title:	Director
Date:	October 14, 2009

ADVENT CR HOLDINGS, INC.

By:	/s/ Andrew W. Crawford
Name:	Andrew W. Crawford
Title:	Director
Date:	October 14, 2009

ADVENT CR CAYMAN LIMITED PARTNERSHIP

By: Advent CR GP Limited, General Partner

By:	/s/ Michael J Ristaino
Name:	Michael J Ristaino
Title:	Director
Date:	October 14, 2009

ADVENT CR GP LIMITED

By:	/s/ Michael J Ristaino
Name:	Michael J Ristaino
Title:	Director
Date:	October 14, 2009

ADVENT PARTNERS GPE VI 2009 LIMITED PARTNERSHIP

ADVENT PARTNERS GPE VI 2008 LIMITED PARTNERSHIP

ADVENT PARTNERS GPE VI – A LIMITED PARTNERSHIP

By:	Advent International LLC, General Partner
By:	Advent International Corporation, Manager

By:	/s/ Jarlyth Gibson
Name:	Jarlyth Gibson
Title:	Assistant Compliance Officer
Date:	October 14, 2009

ADVENT INTERNATIONAL GPE VI LIMITED PARTNERSHIP

ADVENT INTERNATIONAL GPE VI-A LIMITED PARTNERSHIP

ADVENT INTERNATIONAL GPE VI-B LIMITED PARTNERSHIP

ADVENT INTERNATIONAL GPE VI-F LIMITED PARTNERSHIP

ADVENT INTERNATIONAL GPE VI-G LIMITED PARTNERSHIP

By:	GPE VI GP Limited Partnership, General Partner
By:	Advent International LLC, General Partner
By:	Advent International Corporation, Manager

By:	/s/ Jarlyth Gibson
Name:	Jarlyth Gibson
Title:	Assistant Compliance Officer
Date:	October 14, 2009

ADVENT INTERNATIONAL GPE VI-C LIMITED PARTNERSHIP

ADVENT INTERNATIONAL GPE VI-D LIMITED PARTNERSHIP

ADVENT INTERNATIONAL GPE VI-E LIMITED PARTNERSHIP

By:	GPE VI GP (Delaware) Limited Partnership, General Partner
By:	Advent International LLC, General Partner
By:	Advent International Corporation, Manager

By:	/s/ Jarlyth Gibson
Name:	Jarlyth Gibson
Title:	Assistant Compliance Officer
Date:	October 14, 2009

GPE VI GP LIMITED PARTNERSHIP

By:	Advent International LLC, General Partner
By:	Advent International Corporation, Manager

By:	/s/ Jarlyth Gibson
Name:	Jarlyth Gibson
Title:	Assistant Compliance Officer
Date:	October 14, 2009

GPE VI GP (DELAWARE) LIMITED PARTNERSHIP
By:	Advent International LLC, General Partner
By:	Advent International Corporation, Manager

By:	/s/ Jarlyth Gibson
Name:	Jarlyth Gibson
Title:	Assistant Compliance Officer
Date:	October 14, 2009

ADVENT INTERNATIONAL LLC

By:	Advent International Corporation, Manager

By:	/s/ Jarlyth Gibson
Name:	Jarlyth Gibson
Title:	Assistant Compliance Officer
Date:	October 14, 2009

ADVENT INTERNATIONAL CORPORATION

By:	/s/ Jarlyth Gibson
Name:	Jarlyth Gibson
Title:	Assistant Compliance Officer
Date:	October 14, 2009